Exhibit 99
PRESS RELEASE FOR IMMEDIATE RELEASE	April 15, 2008
BUTLER NATIONAL CORPORATION ANNOUNCES ANNUAL SHAREHOLDER MEETING RESULTS AND CONFERENCE CALL

Olathe, Kansas April 15, 2008- Butler National Corporation (OTC Bulletin Board "BUKS"), a leading provider of equipment and services to the aerospace and aviation industry announces it has scheduled a conference call Wednesday, April 16 at 9:00 AM Central Daylight Time. The conference coincides with the Company's Annual Shareholders Meeting which was held Thursday, April 10.

What: Butler National Corporation Shareholders Meeting Results Conference Call

When: Wednesday, April 16, 2008 - 9:00 AM Central Daylight Time

How: Live via phone by dialing 800-624-7038. Code: Butler National Corporation. Participants to the conference call should call in at least 5 minutes prior to the start time.

Clark Stewart, President & CEO, Butler National Corp., will be leading the call and discussing results of the Shareholders Meeting, the status of new and existing orders, gaming activities and an outlook on the balance of fiscal 2008.

Our Business:

Butler National Corporation operates in the Aerospace and Services business segments.  The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing/Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Hawker/Beechcraft business aircraft.  Services include electronic monitoring of water pumping stations, temporary employee services, Indian gaming services and administrative management services.

Forward-Looking Information:

The information set forth above may include "forward-looking" information as outlined in the Private Securities Litigation Reform Act of 1995. The Cautionary Statements and Risk Factors, filed by the Company as Exhibit 99 to the Company's Annual Report on Form 10-K and Section 1A of Form 10-K, are incorporated herein by reference and investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION CONTACT:
Craig D. Stewart, Investor Relations
Butler National Corporation
19920 W. 161st Street
Olathe, KS  66062

Public Relations Phone: 214-663-5833
Phone Office: 913-780-9595
Phone Fax: 913-780-5088

Jim Drewitz, Public Relations
jim@jdcreativeoptions.com

Direct Investor Relations
Phone office 830-669-2466

For more information, please visit the Company web site: www.butlernational.com -End-